Exhibit 99.1

Contacts:

Media: Anna Vue	Investors/Analysts: Jenifer Kirtland/Bob Jones
avue@infinera.com	jkirtland@infinera.com/bjones@infinera.com
Infinera Corporation	Infinera Corporation
916-595-8157	408-543-8139/408-543-8140

Infinera Corporation Reports Third Quarter 2012 Financial Results

Sunnyvale, CA, October 24, 2012 – Infinera Corporation (NASDAQ: INFN), a leading provider of digital optical networks, today released financial results for the third quarter ended September 29, 2012.

GAAP revenues for the third quarter of 2012 were $112.2 million compared to $93.5 million in the second quarter of 2012 and $104.0 million in the third quarter of 2011.

GAAP gross margin for the third quarter of 2012 was 37% compared to 35% in the second quarter of 2012 and 39% in the third quarter of 2011. GAAP net loss for the 2012 third quarter was $(19.1) million, or $(0.17) per share, compared to net loss of $(29.5) million, or $(0.27) per share, in the second quarter of 2012 and net loss of $(21.8) million, or $(0.21) per share, in the third quarter of 2011.

Non-GAAP gross margin, which excludes non-cash stock-based compensation expenses, for the third quarter of 2012 was 39% compared to 37% in the second quarter of 2012 and 41% in the third quarter of 2011. Non-GAAP net loss for the third quarter of 2012 was $(7.8) million, or $(0.07) per share, compared to net loss of $(18.6) million, or $(0.16) per share, in the second quarter of 2012 and net loss of $(9.2) million, or $(0.09) per share, in the third quarter of 2011.

Management Commentary

“The DTN-X is experiencing strong traction around the world,” said Tom Fallon, president and chief executive officer. “We now have 16 purchase commitments, representing five new customers and 11 existing customers. These commitments come from customers in North America, Europe and Asia Pacific and include commitments from all of our vertical markets. The DTN-X is in full deployment across the globe and, as forecasted, we began recognizing revenue from this platform in the third quarter.

“We are at the beginning of what we believe will be an expansive market opportunity for 100G that will extend over many years. We are pleased with the very strong initial support for the DTN-X, reaffirming the value proposition of this unique and market-changing 100G converged WDM/OTN switching platform. We believe that customers appreciate the superior scale, efficiency, reliability, simplicity and lower total cost of ownership offered by the DTN-X and we are very optimistic about the outlook for its continued adoption.

“We are also seeing continued wins with our DTN platform with three new DTN customers in the quarter. Our Digital Optical Network portfolio now delivers the same ease-of-use and quality across multiple applications in multiple markets.”

Conference Call Information:

Infinera will host a conference call for analysts and investors to discuss its third quarter results and its outlook for the fourth quarter today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live webcast of the conference call will be accessible from the “Investor Relations” section of the company’s website at www.infinera.com. Following the webcast, an archived version will be available on the website for 90 days. To hear the replay, parties in the United States and Canada should call 1-800-891-8251. International parties can access the replay at 1-203-369-3377.

About Infinera

Infinera provides Digital Optical Networking systems to telecommunications carriers worldwide. Infinera’s systems are unique in their use of a breakthrough semiconductor technology: the photonic integrated circuit (PIC). Infinera’s systems and PIC technology are designed to provide customers with simpler and more flexible engineering and operations, faster time-to-service, and the ability to rapidly deliver differentiated services without reengineering their optical infrastructure. For more information, please visit www.infinera.com.

Forward-Looking Statements

This press release contains forward-looking statements, including statements regarding our expectations for customer interest in and adoption of our DTN-X product, and expectations for the market opportunity for 100G to be expansive and to continue for a significant period of time. These forward-looking statements involve risks and uncertainties, as well as assumptions that, if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include unexpected delays in the development, production or availability of the DTN-X product; decisions by customers to delay orders of the product; changes in the marketplace that would affect customer demand for the product, as well as our general ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs and develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our customers; our ability to reduce customer concentration; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; our ability to operate profitably; aggressive business tactics by our competitors; our reliance on single-source suppliers; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; and general, political, economic and market conditions and events. Further information about these risks and uncertainties, and other risks and uncertainties that affect our business, are contained in the risk factors section and other sections of our annual report on Form 10-K filed with the Securities Exchange Commission on March 6, 2012, as well as subsequent reports filed with or furnished to the SEC. These reports are available on our website at www.infinera.com and the SEC’s website at www.sec.gov. We assume no obligation to, and do not currently intend to, update any such forward-looking statements.

Use of Non-GAAP Financial Information

In addition to disclosing financial measures prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP measures that exclude non-cash stock-based compensation expenses. We believe these adjustments are appropriate to enhance an overall understanding of our underlying financial performance and also our prospects for the future and are considered by management for the purpose of making operational decisions. In addition, these results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income (loss), basic and diluted net income (loss) per share, or gross margin prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations. For a description of these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measures, please see the section titled, “GAAP to Non-GAAP Reconciliations.” We anticipate disclosing forward-looking non-GAAP information in our conference call to discuss our third quarter results, including an estimate of non-GAAP earnings for the fourth quarter of 2012 that excludes non-cash stock-based compensation expenses.

A copy of this press release can be found on the investor relations page of Infinera’s website at www.infinera.com.

Infinera Corporation and the Infinera logo are trademarks or registered trademarks of Infinera Corporation. All other trademarks used or mentioned herein belong to their respective owners.

Infinera Corporation

GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 29, 2012	September 24, 2011	September 29, 2012	September 24, 2011
Revenue:
Product	$98,853	$89,554	$269,087	$256,443
Ratable product and related support and services	450	847	1,504	2,583
Services	12,911	13,621	39,782	33,842

Total revenue	112,214	104,022	310,373	292,868

Cost of revenue(1):
Cost of product	66,510	57,449	181,851	158,607
Cost of ratable product and related support and services	102	167	459	846
Cost of services	4,102	5,757	13,762	12,608

Total cost of revenue	70,714	63,373	196,072	172,061

Gross profit	41,500	40,649	114,301	120,807

Operating expenses(1):
Research and development	27,912	31,694	90,573	95,902
Sales and marketing	19,285	17,545	55,304	46,437
General and administrative	12,508	13,112	35,912	40,256

Total operating expenses	59,705	62,351	181,789	182,595

Loss from operations	(18,205)	(21,702)	(67,488)	(61,788)

Other income (expense), net:
Interest income	175	205	678	742
Other gain (loss), net	(617)	188	(892)	(203)

Total other income (expense), net	(442)	393	(214)	539

Loss before income taxes	(18,647)	(21,309)	(67,702)	(61,249)
Provision for income taxes	434	497	1,540	1,145

Net loss	$(19,081)	$(21,806)	$(69,242)	$(62,394)

Net loss per common share, basic and diluted	$(0.17)	$(0.21)	$(0.63)	$(0.59)

Weighted average shares used in computing basic and diluted net loss per common share	111,579	106,264	110,216	104,936

(1)	The following table summarizes the effects of stock-based compensation related to employees and non-employees for the three and nine months ended September 29, 2012 and September 24, 2011:

	Three Months Ended		Nine Months Ended
	September 29,	September 24,	September 29,	September 24,
	2012	2011	2012	2011
Cost of revenue	$683	$722	$1,975	$2,213
Research and development	3,439	3,745	10,454	11,075
Sales and marketing	2,685	2,216	7,648	6,501
General and administration	2,804	4,410	7,732	14,021

	9,611	11,093	27,809	33,810
Cost of revenue – amortization from balance sheet*	1,706	1,487	3,875	3,617

Total stock-based compensation expense	$11,317	$12,580	$31,684	$37,427

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

Infinera Corporation

GAAP to Non-GAAP Reconciliations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended			Nine Months Ended
	September 29, 2012	June 30, 2012	September 24, 2011	September 29, 2012	September 24, 2011
Reconciliation of Gross Profit:
U.S. GAAP as reported	$41,500	$32,374	$40,649	$114,301	$120,807
Stock-based compensation(1)	2,389	1,786	2,209	5,850	5,830

Non-GAAP as adjusted	$43,889	$34,160	$42,858	$120,151	$126,637

Reconciliation of Gross Margin:
U.S. GAAP as reported	37%	35%	39%	37%	41%
Stock-based compensation(1)	2%	2%	2%	2%	2%

Non-GAAP as adjusted	39%	37%	41%	39%	43%

Reconciliation of Loss from Operations:
U.S. GAAP as reported	$(18,205)	$(29,399)	$(21,702)	$(67,488)	$(61,788)
Stock-based compensation(1)	11,317	10,930	12,580	31,684	37,427

Non-GAAP as adjusted	$(6,888)	$(18,469)	$(9,122)	$(35,804)	$(24,361)

Reconciliation of Net Loss:
U.S. GAAP as reported	$(19,081)	$(29,549)	$(21,806)	$(69,242)	$(62,394)
Stock-based compensation(1)	11,317	10,930	12,580	31,684	37,427

Non-GAAP as adjusted	$(7,764)	$(18,619)	$(9,226)	$(37,558)	$(24,967)

Net Loss per Common Share – Basic:
U.S. GAAP as reported	$(0.17)	$(0.27)	$(0.21)	$(0.63)	$(0.59)

Non-GAAP as adjusted	$(0.07)	$(0.17)	$(0.09)	$(0.34)	$(0.24)

Net Loss per Common Share – Diluted:
U.S. GAAP as reported	$(0.17)	$(0.27)	$(0.21)	$(0.63)	$(0.59)

Non-GAAP as adjusted(2)	$(0.07)	$(0.16)	$(0.09)	$(0.34)	$(0.24)

Weighted average shares used in computing net loss per common share – U.S. GAAP:
Basic	111,579	110,403	106,264	110,216	104,936

Diluted	111,579	110,403	106,264	109,534	104,936

Weighted average shares used in computing net loss per common share – Non-GAAP:
Basic	111,579	110,403	106,264	110,216	104,936

Diluted(2)	113,443	112,931	108,885	112,113	108,345

(1)

Stock-based compensation expense is calculated in accordance with the fair value recognition provisions of Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718, Compensation – Stock Compensation effective January 1, 2006. The following table summarizes the effects of stock-based compensation related to employees and non-employees:

	Three Months Ended			Nine Months Ended
	September 29, 2012	June 30, 2012	September 24, 2011	September 29, 2012	September 24, 2011
Cost of revenue	$683	$686	$722	$1,975	$2,213
Research and development	3,439	3,695	3,745	10,454	11,075
Sales and marketing	2,685	2,744	2,216	7,648	6,501
General and administration	2,804	2,705	4,410	7,732	14,021

	9,611	9,830	11,093	27,809	33,810
Cost of revenue – amortization from balance sheet*	1,706	1,100	1,487	3,875	3,617

Total stock-based compensation expense	$11,317	$10,930	$12,580	$31,684	$37,427

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.
(2)	Diluted shares used to calculate net loss per share on a non-GAAP basis provided for informational purposes only.

Infinera Corporation

Condensed Consolidated Balance Sheets

(In thousands, except par values)

(Unaudited)

	September 29, 2012	December 31, 2011
ASSETS

Current assets:
Cash and cash equivalents	$76,600	$94,458
Short-term investments	92,258	101,296
Accounts receivable, net of allowance for doubtful accounts of $94 in 2012 and $0 in 2011	91,544	80,616
Other receivables	3,245	1,346
Inventory	118,463	88,996
Deferred inventory costs	1,891	5,987
Prepaid expenses and other current assets	12,094	10,532

Total current assets	396,095	383,231

Property, plant and equipment, net	79,140	76,753
Deferred inventory costs, non-current	134	1,020
Long-term investments	10,361	54,315
Cost-method investment	9,000	9,000
Long-term restricted cash	3,615	3,047
Deferred tax asset	822	822
Other non-current assets	1,854	3,516

Total assets	$501,021	$531,704

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$45,292	$48,838
Accrued expenses	23,669	22,421
Accrued compensation and related benefits	18,280	18,966
Accrued warranty	6,911	5,692
Deferred revenue	17,267	22,781
Deferred tax liability	767	767

Total current liabilities	112,186	119,465

Accrued warranty, non-current	8,388	7,173
Deferred revenue, non-current	2,241	3,410
Other long-term liabilities	15,706	13,853

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.001 par value
Authorized shares – 25,000 and no shares issued and outstanding	—	—
Common stock, $0.001 par value
Authorized shares – 500,000 as of September 29, 2012 and December 31, 2011 Issued and outstanding shares – 112,119 as of September 29, 2012 and 106,976 as of December 31, 2011	112	107
Additional paid-in capital	920,482	876,927
Accumulated other comprehensive loss	(1,816)	(2,195)
Accumulated deficit	(556,278)	(487,036)

Total stockholders’ equity	362,500	387,803

Total liabilities and stockholders’ equity	$501,021	$531,704

Infinera Corporation

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Nine Months Ended
	September 29, 2012	September 24, 2011
Cash Flows from Operating Activities:
Net loss	$(69,242)	$(62,394)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	17,274	13,355
Provision for doubtful accounts	94	—
Provision for other receivables	—	563
Amortization of premium on investments	1,610	3,290
Stock-based compensation expense	31,684	37,427
Non-cash tax benefit	(18)	(130)
Other gain	(479)	(337)
Changes in assets and liabilities:
Accounts receivable	(11,021)	6,976
Other receivables	(2,228)	3,622
Inventories, net	(28,774)	12,333
Prepaid expenses and other assets	33	5,471
Deferred inventory costs	4,877	549
Accounts payable	(1,048)	(2,888)
Accrued liabilities and other expenses	3,690	(10,946)
Deferred revenue	(6,683)	(3,459)
Accrued warranty	2,434	(316)

Net cash provided by (used in) operating activities	(57,797)	3,116

Cash Flows from Investing Activities:
Purchase of available-for-sale investments	(50,134)	(206,829)
Purchase of cost-method investment	—	(4,500)
Proceeds from sale of available-for-sale investments	6,694	3,035
Proceeds from maturities and calls of investments	95,368	218,798
Proceeds from disposal of assets	—	262
Purchase of property and equipment	(22,238)	(23,236)
Advance to secure manufacturing capacity	—	(1,500)
Reimbursement of manufacturing capacity advance	50	375
Change in restricted cash	(564)	1,262

Net cash provided by (used in) investing activities	29,176	(12,333)

Cash Flows from Financing Activities:
Proceeds from issuance of common stock	11,280	9,964
Repurchase of common stock	(875)	(1,239)
Payments for purchase of assets under financing arrangement	—	(262)

Net cash provided by financing activities	10,405	8,463

Effect of exchange rate changes on cash	358	(254)

Net change in cash and cash equivalents	(17,858)	(1,008)
Cash and cash equivalents at beginning of period	94,458	113,649

Cash and cash equivalents at end of period	$76,600	$112,641

Supplemental disclosures of cash flow information:
Cash paid for income taxes	$755	$852
Supplemental schedule of non-cash investing and financing activities:
Transfer of inventory to fixed assets	$738	$—
Non-cash settlement for manufacturing capacity advance	$275	$—

Infinera Corporation

Supplemental Financial Information

(Unaudited)

	Q4’10	Q1’11	Q2’11	Q3’11	Q4’11	Q1’12	Q2’12	Q3’12
Revenue ($ Mil)	$117.1	$92.9	$96.0	$104.0	$112.0	$104.7	$93.5	$112.2
Gross Margin %(1)	51%	48%	41%	41%	42%	40%	37%	39%

Invoiced Shipment Composition:
Domestic %	70%	74%	72%	65%	70%	71%	70%	70%
International %	30%	26%	28%	35%	30%	29%	30%	30%
Largest Customer %	10%	14%	10%	<10%	14%	13%	15%	13%

Cash Related Information:
Cash from (used in) Operations ($ Mil)	$7.0	($0.9)	($0.1)	$4.1	($5.1)	($5.8)	($22.7)	($29.3)
Capital Expenditures ($ Mil)	$5.0	$10.6	$6.7	$5.9	$16.1	$13.6	$6.1	$2.5
Depreciation & Amortization ($ Mil)	$4.0	$4.2	$4.2	$4.9	$4.5	$5.5	$5.7	$6.1
DSO’s	59	60	70	60	65	57	55	74

Inventory Metrics:
Raw Materials ($ Mil)	$23.1	$20.1	$7.3	$7.0	$12.1	$15.3	$14.8	$12.4
Work in Process ($ Mil)	$14.8	$17.2	$27.7	$26.9	$37.0	$41.6	$49.4	$59.8
Finished Goods ($ Mil)	$44.0	$41.0	$34.4	$36.4	$39.9	$44.7	$50.9	$46.3

Total Inventory ($ Mil)	$81.9	$78.3	$69.4	$70.3	$89.0	$101.6	$115.1	$118.5
Inventory Turns(1)	2.8	2.5	3.3	3.5	2.9	2.5	2.1	2.3
Worldwide Headcount	1,072	1,118	1,136	1,151	1,181	1,210	1,228	1,235

(1)	Amounts reflect non-GAAP results. Non-GAAP adjustments include non-cash stock-based compensation expense.